                                                                     Exhibit 4.1

                      SEE RESTRICTIVE LEGENDS ON REVERSE

                                 COMMON STOCK

                        INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE
                                 JUNE 16, 1994

NUMBER                                                                 SHARES
**C-J**                                                                **XXX**


                                 NEWCOM, INC.


THIS CERTIFIES THAT                 **SPECIMEN**                is the record
                   ---------------------------------------------
holder of              ***Specimen               Shares of the Common Stock of
          --------------------------------------
                                 NEWCOM, INC.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed, or assigned.

  IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed
                 this               day of             A.D. 1997
                     --------------       ------------        --

---------------------------                              -----------------------
       PRESIDENT                                                 SECRETARY

                                  CERTIFICATE
                                      FOR

                                    SHARES

                                      OF

                                 CAPITAL STOCK

                                   ISSUED TO

                            ----------------------
                                     DATED

                            ----------------------


           For Value Received,____ hereby sell, assign and transfer unto _____________________________________________________
         ___________________________________________________ Shares
         of the Capital Stock represented by the within
         Certificate and do hereby irrevocably constitute and appoint ___________________________________________________ Attorney
         to transfer the said Stock in the books of the within named Corporation with full power of substitution in the premises.
             Dated ____________ 19____
                 In presence of   ___________________________________
           ----------------------


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER